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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):        December 21, 2001


                            STRATEGIC DIAGNOSTICS INC.
--------------------------------------------------------------------------------
                (Exact Name of Registrant as Specified in Charter)


           Delaware                      000-68440              56-1581761
--------------------------------    --------------------  ----------------------
  (State or Other Jurisdiction          (Commission          (I.R.S. Employer
of Incorporation or Organization)       file number)      Identification Number)


   111 Pencader Drive Newark, Delaware                    19702
  --------------------------------------------       ---------------
   (Address of Principal Executive Offices)             (Zip Code)


                                 (302) 456-6789
                                 --------------
              (Registrant's telephone number, including area code)




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Item 5.  Other Events.

         On December 21, 2001, Strategic Diagnostics Inc. ("SDI") issued a press release providing a fourth quarter update. In addition, SDI announced that it has developed and commercialized a new, faster test for the detection of the Roundup Ready herbicide tolerant trait in soybeans and the Cry9C StarLink insect resistant trait in corn. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

Items (a) and (b) are inapplicable.

(c)   Exhibits

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Exhibit No.        Description
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
99.1               Press Release issued by Strategic Diagnostics Inc. on December 21, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


Date: December 21, 2001                   Strategic Diagnostics Inc.
      -----------------

                                      By: /s/ Arthur A. Koch, Jr.
                                          --------------------------------------
                                          Arthur A. Koch, Jr.
                                          Chief Operating Officer



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                                  EXHIBIT INDEX

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

Exhibit No.          Description
-----------          -----------
99                   Press Release issued by Strategic Diagnostics Inc. on December 21, 2001.


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